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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 23, 2002
                        (Date Of Earliest Event Reported)



                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

              OHIO                        0-4065-1              13-1955943
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)

                37 WEST BROAD STREET                            43215
                   COLUMBUS, OHIO                            (Zip Code)
      (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      NONE
         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS

     On December 23, 2002, Lancaster Colony Corporation announced that it has been notified by the U.S. Customs Service that the company will receive a payment of approximately $39 million under the Continued Dumping and Subsidy Offset Act of 2000. A copy of the press release is attached to this Form 8-K as
Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits:

           99.3     Press Release dated December 23, 2002, filed herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)



Date:  December 23, 2002               By:  /s/JOHN L. BOYLAN
       -----------------                   ------------------------------
                                               John L. Boylan
                                               Treasurer, Vice President,
                                               Assistant Secretary and
                                               Chief Financial Officer
                                               (Principal Financial
                                               and Accounting Officer)

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION                                         LOCATED AT
------       -----------                                         ----------

99.3         Press Release dated December 23, 2002.............  Filed herewith